UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, KS 67210

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (316) 526-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 22, 2025, Spirit AeroSystems, Inc. (“Spirit”), a wholly owned subsidiary of Spirit AeroSystems Holdings, Inc. (the “Company”), and The Boeing Company (“Boeing”) entered into Amendment 2 to Memorandum of Agreement (the “April 2024 MOA Amendment”) amending the parties’ April 18, 2024 Memorandum of Agreement, as previously amended (the “April 2024 MOA”), by, among other things (1) replacing Article 5 “Repayment” of the April 2024 MOA and providing for Spirit to repay to Boeing the $425.0 million of outstanding advances under the April 2024 MOA, as amended (the “Amended April 2024 MOA”), as follows: $75,000,000 on April 1, 2026; $75,000,000 on May 1, 2026; $75,000,000 on June 1, 2026; $75,000,000 on July 1, 2026; $75,000,000 on August 1, 2026; and $50,000,000 on September 1, 2026 (each of which dates would be a Repayment Date as defined in the Amended April 2024 MOA); and (2) providing that, in the event that the Agreement and Plan of Merger, dated June 30, 2024 (the “Merger Agreement”), among the Company, Boeing and Sphere Acquisition Corp. is terminated in accordance with the terms of the Merger Agreement, the then outstanding advances under the Amended April 2024 MOA will become due and payable in full on April 1, 2026.

On January 22, 2025, Spirit and Boeing entered into Amendment 2 to the 737 Production Rate Advance Memorandum of Agreement dated April 28, 2023 (the “April 2023 MOA Amendment”). The April 2023 MOA Amendment amended the parties’ Memorandum of Agreement dated April 28, 2023, as previously amended (the “April 2023 MOA”), by, among other things (1) replacing Section 4 “Advance” of the April 2023 MOA and providing for Spirit to repay to Boeing the $180.0 million of outstanding advances under the April 2023 MOA, as amended (the “Amended April 2023 MOA”), as follows: $45,000,000 on October 1, 2026, $45,000,000 on November 1, 2026, $45,000,000 on December 1, 2026 and $45,000,000 on December 1, 2027 (each of which dates would be a Repayment Date as defined in the Amended April 2023 MOA); and (2) providing that, in the event that the Merger Agreement is terminated in accordance with its terms, the then outstanding advances under the Amended April 2023 MOA will become due and payable in full on April 1, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: January 23, 2025	By:	/s/ Irene M. Esteves
Irene M. Esteves
Executive Vice President and Chief Financial Officer